Exhibit 10.13.2

FOR RECORDER'S USE ONLY

Prepared By: Kim Almer, Business Banking Assistant - Team Lead, Western State Bank, P.O. Box 617, West  Fargo, ND 58078, (701) 277-5003

ADDRESS TAX STATEMENT:

LF3 Cedar Rapids, LLC; 1635 43rd Street South, Suite 205; Fargo, ND  58103

RECORDATION REQUESTED BY:

Western State Bank, West Fargo, P.O. Box 617, 755 13th Ave E, West Fargo, ND  58078

WHEN RECORDED MAIL TO:

Western State Bank,  West Fargo,  P.O. Box 617,  West Fargo, ND  58078

MODIFICATION OF MORTGAGE

The names of all Grantors (sometimes "Grantor ") can be found on page 1 of this Modification. The names of all Grantees (sometimes "Lender ") can be found on page 1 of this Modification. The property address can be found on page 2 of this Modification. The legal description can be found on page 1 of this Modification. The parcel identification number can be found on page 2 of this Modification. The related document or instrument number can be found on page 1 of this Modification.

THIS MODIFICATION OF MORTGAGE dated April 17, 2020, is made and executed between LF3 Cedar Rapids, LLC, a Delaware Limited Liability Company, whose address is 1635 43rd Street South, Suite 205, Fargo, ND  58103 (referred to below as "Grantor") and Western State Bank, whose address is P.O. Box 617, 755 13th Ave E, West Fargo, ND  58078 (referred to below as "Lender").

MORTGAGE. Lender and Grantor have entered into a Mortgage dated  March  15,  2019  (the "Mortgage")  which has been recorded in Linn County, State of Iowa, as follows:

Recording Date:	3/6/19
BK:	10305
PG:	106
Unique Doc ID:	2519080.

REAL PROPERTY DESCRIPTION. The Mortgage covers the following described real property located in Linn County, State of Iowa:

Lot 9, Milwaukee Industrial Park Ninth Addition to the City of Cedar Rapids, Linn County, Iowa.

MODIFICATION OF MORTGAGE
(Continued)	Page 2

The  Real Property  or  its address  is commonly  known as    1230  Collins  Road  NE, Cedar  Rapids, IA 52402.   The  Real Property  parcel  identification  number  is  140325200500000.

MODIFICATION. Lender and Grantor hereby modify the Mortgage as follows:

Extend the maturity date from March 1. 2024 to September 1, 2024.

CONTINUING VALIDITY .  Except as expressly modified above, the terms of the original Mortgage shall remain unchanged and in full force and effect and are legally valid, binding, and enforceable in accordance with their respective terms. Consent by  Lender  to  this  Modification  does  not  waive Lender 's right to require strict  performance of the Mortgage as changed above nor obligate Lender to make any future modifications. Nothing in this Modification shall constitute a satisfaction of  the promissory note or other credit agreement secured by the Mortgage (the "Note") . It is the intention of Lender to retain as liable all parties to the Mortgage and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification. If any person who signed the original Mortgage does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally. based on the representation to Lender that the non-signing person consents to the changes and provisions of this Modification or otherwise will not be released by it .  This waiver  applies not only to any initial extension or modification, but also to all such subsequent actions.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF MORTGAGE AND GRANTOR AGREES TO ITS TERMS. THIS MODIFICATION OF MORTGAGE IS DATED APRIL 17, 2020.

GRANTOR:

LF3 CEDAR RAPIDS, LLC

LODGING FUND REIT III OP, LP, Sole Member of LF3 Cedar Rapids, LLC

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By:	/s/ Katie L Cox
Katie L Cox. Chief Financial Officer of Lodging Fund REIT Ill, Inc.

MODIFICATION OF MORTGAGE
(Continued)	Page 3

LENDER:

WESTERN STATE BANK

/s/ Ryan Rued
Ryan Rued, VP/Business Banking Officer

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF	North Dakota	)

) SS
COUNTY OF	Cass	)

This record was acknowledged before me on             April 17                            ,  2020  by Katie L Cox, Chief Financial Officer of Lodging Fund REIT Ill, Inc., General Partner of Lodging Fund REIT Ill OP, LP, Sole Member of LF3 Cedar Rapids, LLC.

/s/ DESARAE PFEIFLE
Notary Public in and for the State of	North Dakota
My commission expires	Mar. 9, 2022

MODIFICATION OF MORTGAGE
(Continued)	Page 4

LENDER  ACKNOWLEDGMENT

STATE OF	North Dakota	)

) SS

COUNTY OF	Cass	)

This record was acknowledged before me on                        April 17                    ,  2020 by Ryan Rued as VP/Business Banking Officer of Western State Bank.

/s/ DESARAE PFEIFLE
Notary Public in and for the State of	North Dakota
My commission expires	Mar. 9, 2022